UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 13, 2024

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEC	The NASDAQ Stock Market, LLC

Item  5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Director Richard W. Kramp passed away on May 2, 2024. We mourn his passing and appreciate his contributions to NVE the past ten years.

On the recommendation of the Nominating and Corporate Governance Committee and as permitted under the Corporation’s bylaws, the NVE Board of Directors elected Kelly Wei, Ph.D. to join the Board effective May 13, 2024. Dr. Wei will serve Mr. Kramp’s unexpired term, which ends at the Company’s 2024 annual shareholders’ meeting. The Board expects to nominate Dr. Wei for a full term at that shareholders’ meeting. Dr. Wei was also appointed to serve on the Board’s Compensation Committee and Nominating and Corporate Governance Committee.

The Board determined that Dr. Wei is independent under NASDAQ Listing Rule 5605(a)(2) and applicable SEC regulations. As an independent, non-employee director, Dr. Wei will receive cash and stock-based compensation in accordance with our policies. She will benefit from indemnification and limitations on director liability under our Articles of Incorporation and Minnesota Statutes.

Dr. Wei is not a party to any transaction with the company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. Wei and any other persons pursuant to which she was elected as a director.

Item 7.01. Regulation FD Disclosure.

Copies of press releases announcing Mr. Kramp’s death and Dr. Wei’s election are attached as exhibits to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date May 13, 2024	NVE CORPORATION (Registrant) /s/ DANIEL A. BAKER Daniel A. Baker President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit #	Description
99.1	Press release announcing the death of board member Richard W. Kramp (filed with this Current Report on Form 8-K).
99.2	Press release announcing the election of Dr. Kelly Wei to our Board of Directors (filed with this Current Report on Form 8-K).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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